Exhibit 31.2

Certification of Chief Executive Officer

Pursuant to Rules 13a-15(e) and 15d-15(e)

Of the Securities Exchange Act of 1934

I, Craig J. Smith, Vice President – Finance and Administration and Chief Financial Officer of Time America, Inc. (the “Company”), certify that:

(1)           I have reviewed this Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003 (the “Report”);

(2)           Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading; and

(3)           Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods represented in the Report.

(4)           The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Rules 13a-15(e) and 15d-15(e) for the Company and have:

(a)           designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

(b)           evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and

(c)           disclosed in the Report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(5)           The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and to the audit committee of the board of directors (or persons performing the equivalent functions):

(a)           all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b)           any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Dated: February 12, 2004

By:	/s/ Craig J. Smith
Craig J. Smith
Vice President - Finance and Administration and Chief Financial Officer